UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

NorthStar Asset Management Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36301 (Commission File Number)	46-4591526 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 Other Events

On June 30, 2014, NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM,” “we,” “us” or the “Company”), was spun off from NorthStar Realty Finance Corp., a Maryland corporation (“NorthStar Realty”), whereby NorthStar Realty distributed all of the outstanding shares of NSAM’s common stock, par value $0.01 per share (the “Common Stock”), to NorthStar Realty common stockholders (the “Distribution”). In the Distribution, each NorthStar Realty common stockholder of record as of the close of business, New York City time, on June 30, 2014 (the “record date”) received one share of NSAM’s Common Stock for every one share of NorthStar Realty common stock held on the record date. Our Common Stock is listed on the New York Stock Exchange under the trading symbol “NSAM.”

In connection with the Distribution, the Company or one of its affiliates entered into the following agreements on June 30, 2014, which govern the relationship between NorthStar Realty and us following the Distribution and are attached as exhibits to this Current Report on Form 8-K (this “Form 8-K”):

•
An asset management agreement between NSAM J-NRF Ltd, a Jersey limited liability company and subsidiary of NSAM, and NorthStar Realty, which sets forth the terms of the asset management and other services that we will provide to NorthStar Realty;

•	A separation agreement between NSAM and NorthStar Realty, which sets forth our agreements regarding the principal transactions necessary to effect the Distribution;

•
A contribution agreement between NSAM and NRFC Sub-REIT Corp., a subsidiary of NorthStar Realty (“Sub-REIT”), pursuant to which Sub-REIT contributed or caused to be contributed cash and the ownership interests in certain of its subsidiaries to NSAM;

•
A loan origination services agreement between NSAM US LLC, a subsidiary of NSAM, and NorthStar Realty, which provides the terms of the services that we will provide to NorthStar Realty in connection with its loan origination business for commercial real estate debt;

•
A tax disaffiliation agreement between NSAM and NorthStar Realty, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the management of audits and other tax proceedings and assistance and cooperation in respect of tax matters;

•
An employee matters agreement between NSAM and NorthStar Realty, which allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters;

•
An advisory agreement between each of the NSAM NTR Advisors (as defined below) and each of NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) and NorthStar Real Estate Income II, Inc. (“NorthStar Income II,” and together with NorthStar Income and NorthStar Healthcare, the “Sponsored Companies”) and the other parties named therein, pursuant to which the NSAM NTR Advisors will continue to perform the day-to-day operational and administrative services for each of the Sponsored Companies, including asset management services, acquisition services and stockholder services. NSAM J-NSI Ltd, NSAM J-NSHC Ltd and NSAM J-NSII Ltd, each a Jersey limited liability company and subsidiary of NSAM, are the advisors to NorthStar Income, NorthStar Healthcare and NorthStar Income II, respectively, and are collectively referred to herein as the “NSAM NTR Advisors”; and

•	A credit agreement, as discussed further in Item 2.03 of this Form 8-K.

On June 30, 2014, and prior to the Distribution, NorthStar Realty effected an internal corporate reorganization (the “Reorganization”) whereby it collapsed its three tier holding company structure into a single tier, with Sub-REIT as the successor issuer to NorthStar Realty pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended, and renamed NorthStar Realty Finance Corp. The above agreements that were entered into by NorthStar Realty were assumed by Sub-REIT (renamed as NorthStar Realty Finance

Corp.) in the Reorganization. References to NorthStar Realty following the Reorganization mean Sub-REIT, re-named NorthStar Realty.

For more information regarding the agreements entered into in connection with the spin-off, please refer to the Company’s registration statement on Form 10, as amended (the “Form 10”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 26, 2014. The foregoing descriptions are qualified in their entirety by reference to the agreements filed as Exhibits to this Form 8-K.

Item 2.03 Completion of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Credit Facility

On June 30, 2014, we entered into a revolving credit agreement with NorthStar Realty pursuant to which NorthStar Realty will make available to us, on an “as available basis,” up to $250 million of financing for a five year term at LIBOR plus 3.50%. The revolving credit facility will be unsecured. We expect to use the proceeds for general corporate purposes, including potential future acquisitions. In addition, we may use the proceeds to acquire assets on behalf of the companies we manage that we intend to allocate to such companies but for which such companies may not then have immediately available funds. The terms of the revolving credit facility will contain various representations, warranties, covenants and conditions, including the condition that NorthStar Realty’s obligation to advance proceeds to us will be dependent upon NorthStar Realty and its affiliates having at least $100 million of either unrestricted cash and cash equivalents or amounts available under committed lines of credit, after taking into account the amount we then seek to draw under the facility. The credit agreement is filed as Exhibit 10.10 to this Form 8-K and the foregoing description is qualified in its entirety by reference to the agreement as so filed.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

NSAM Board of Directors

On June 26, 2014, the following persons were elected by the Company’s sole stockholder as directors of NSAM:

•	David T. Hamamoto

•	Stephen E. Cummings

•	Judith A. Hannaway

•	Oscar Junquera

•	Justin Metz

•	Wesley D. Minami

•	Louis J. Paglia

Information concerning these individuals, including biographies and compensation information, is included in the Form 10, filed with the SEC. Such information is incorporated herein by reference.

Messrs. Minami, Junquera and Paglia have been appointed to serve as members of the Audit Committee of the NSAM Board of Directors, have been determined to be “independent” within the meaning of the rules of both the NYSE and the SEC, and Messrs. Paglia and Minami have each been determined to be an “audit committee financial expert” within the meaning of the rules of the SEC.

Ms. Hannaway and Messrs. Junquera and Metz have been appointed to serve as members of the Compensation Committee of the NSAM Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of the NYSE.

Messrs. Cummings and Minami and Ms. Hannaway have been appointed to serve as members of the Nominating and Corporate Governance Committee of the NSAM Board of Directors. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the rules of the NYSE.

Executive Employment Agreements

In connection with the Distribution, on June 30, 2014, each of David T. Hamamoto, Albert Tylis, Daniel R. Gilbert and Debra A. Hess entered into an executive employment agreement with us, or in the case of Mr. Gilbert, our subsidiary, NorthStar Asset Management Group, Ltd. Messrs Hamamoto, Tylis and Gilbert are our named executive officers and Ms. Hess is our Chief Financial Officer. For more information regarding the executive employment agreements entered into with each of Messrs. Hamamoto, Tylis and Gilbert, please refer to the Form 10. A summary of the material terms of the executive employment agreement with Ms. Hess are described below.

The executive employment agreement with Ms. Hess has an initial term of three years and will extend on an annual basis for one additional year, unless written notice not to renew the executive employment agreement is given by the Company or Ms. Hess not later than 90 days prior to the expiration of the term. The executive employment agreement establishes Ms. Hess’s initial annual base salary as $575,000, which amount will be reduced by the amount of any cash compensation paid to Ms. Hess directly by NorthStar Realty. Pursuant to her executive employment agreement, Ms. Hess agreed that, during her employment and for a period of one year following the termination of such employment, subject to certain exceptions: (i) she will not solicit any of our or our affiliates’ employees, officers, consultants or joint venture partners to terminate their employment or other relationships with us or any of our affiliates; and (ii) she will not engage in any business that competes directly with the principal businesses conducted by us as of the date of her termination of employment. Additionally, the executive employment agreement provides for certain payments and benefits in the event of a termination of employment under certain circumstances, as described below.

Pursuant to the executive employment agreement, in the event that Ms. Hess’s employment terminates on account of death or “disability” (as defined in the executive employment agreement), Ms. Hess shall be entitled to the following payments and benefits:

•
an amount equal to one times her base salary at the rate in effect on the date of termination, without giving effect to any reduction in base salary attributable to cash compensation paid by NorthStar Realty;

•
a pro-rated bonus for the year of termination based on her target annual cash bonus in the year of termination (or annual bonus for the prior year if a target has not been determined); provided that no pro-rated bonus shall be paid if Ms. Hess was a participant in the Company’s Executive Incentive Bonus Plan or another annual bonus plan or program of the Company that specifically provides for a method of determining the pro-rated annual bonus to be received by Ms. Hess for the year in which the date of termination occurs;

•	continuation of health benefits for a one-year period from the date of termination, if applicable;

•
full vesting of all equity awards of the Company or any affiliates as of the date of termination, except as otherwise provided in the plan governing particular equity awards or the award agreement governing particular equity awards;

•	continuing exercisability of all stock options and stock appreciation rights, if any, for the lesser of 12 months after the date of termination or the remainder of their term; and

•	lapsing of any no-sale provisions applicable to vested equity awards of the Company or any entities managed by the Company.

If Ms. Hess’s employment terminates for any reason other than: (i) due to and upon the expiration of the term of the executive employment agreement because Ms. Hess has given written notice not to extend the term; (ii) by us for cause (as defined in the executive employment agreement); (iii) by Ms. Hess without good reason (as defined in the executive employment agreement); or (iv) due to her death or disability, Ms. Hess shall be entitled to the following payments and benefits:

•
an amount equal to 1.0 times (or 1.5 times, in the event such termination occurs in connection with or within 12 months after a change of control) the sum of: (a) her base salary at the rate in effect on the date of termination, without giving effect to any reduction in base salary attributable to cash compensation paid by NorthStar Realty; and (b) the average annual bonuses (including annual cash bonuses and annual bonuses paid in stock of the Company or other securities of the Company, NorthStar Realty or any other entity managed by the Company) earned by her for the three years (or such fewer number of years from and after 2014) that ended prior to the date of termination; provided that, before the end of 2014, average annual bonuses will be based on average annual bonuses paid by NorthStar Realty for the three prior years;

•	a pro-rated bonus determined in the same manner as described above in connection with a termination due to death or disability;

•	continuation of health benefits until the earlier of the one-year anniversary of the date of termination and the date on which she receives similar health benefits from another person;

•
full vesting of all equity awards of the Company or any affiliates as of the date of termination, except as otherwise provided in the plan governing particular equity awards or the award agreement governing particular equity awards;

•	continuing exercisability of all stock options and stock appreciation rights, if any, for the lesser of 12 months after the date of termination or the remainder of their term; and

•	lapsing of any no-sale provisions applicable to vested equity awards of the Company or any entities managed by the Company.

In order to receive the payments and benefits described above, Ms. Hess must execute and deliver an effective release of claims against the Company and related parties within 30 days after the date of her termination.

The executive employment agreement provides that, in the event that any payment or benefit to be paid or provided would be subject to the excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, payments and benefits will be reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a greater after-tax benefit to Ms. Hess.

In addition, in connection with the Distribution, on June 30, 2014, Ronald J. Lieberman entered into an executive employment agreement with us. Mr. Lieberman is our Executive Vice President, General Counsel and Secretary. The terms of Mr. Lieberman’s executive employment agreement are substantially similar to those of Ms. Hess’s executive employment agreement and establish Mr. Lieberman’s initial annual base salary as $500,000.

The foregoing descriptions are qualified in their entirety by reference to the agreements filed as Exhibits 10.11, 10.12, 10.13, 10.14 and 10.15 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2014, NSAM filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware, whereby it effected a one-for-two reverse stock split of all the outstanding shares of its Common Stock. The certificate of amendment to NSAM’s certificate of incorporation is filed as Exhibit 3.1 to this Form 8-K, and the foregoing description is qualified in its entirety by reference to the document as so filed. Subsequently, on June 27, 2014, NSAM filed its amended and restated certificate of incorporation, which, among other things, effected a reclassification of its capital stock so that its common stock is now divided into two classes, the Common Stock, which was distributed in the Distribution and performance common stock, par value $0.01 per share (the “Performance Common Stock”), which will be issued from time to time pursuant to equity incentive plans. No shares of our Performance Common Stock are currently outstanding and our Performance Common Stock will not be listed or traded on any securities exchange.

In addition, our amended and restated certificate of incorporation provides that, except as otherwise provided in the terms of preferred stock that we may issue in the future, no action of stockholders required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting of stockholders, without prior notice and without a vote and the power of stockholders to consent in writing to the taking of any action without a meeting is specifically denied. The amended and restated certificate of incorporation is filed as Exhibit 3.2 to this Form 8-K, and the foregoing description is qualified in its entirety by reference to the document as so filed.

On June 26, 2014, our board of directors adopted our amended and restated bylaws. The amended and restated bylaws are filed as Exhibit 3.3 to this Form 8-K and the foregoing description is qualified in its entirety by reference to the document as so filed.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “would,” “seek,” “future,” “intends” and similar expressions.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NSAM can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from NSAM’s expectations include, but are not limited to, the spin-off not having the benefits we anticipate or not enjoying all the benefits that we have prior to the spin-off; our ability to grow our business by raising capital for the companies we manage; our ability to enter into and grow our business through strategic investments and joint ventures; our initial dependence on NorthStar Realty and the other companies we manage; NorthStar Realty failing to effectively perform its obligations under various agreements with us; and our agreements with NorthStar Realty and the other companies we manage not reflecting terms that would have resulted from arm’s-length negotiations among unaffiliated third parties.  Additional factors that could cause actual results to differ materially from those in the forward-looking statements are specified in NSAM’s Information Statement, filed as Exhibit 99.1 to this Form 8-K. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. NSAM expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1*	Certificate of Amendment to the Certificate of Incorporation of NorthStar Asset Management Group Inc.
3.2
Amended and Restated Certificate of Incorporation of NorthStar Asset Management Group Inc. (incorporated by reference to Exhibit 4.1 to NorthStar Asset Management Group Inc.’s Registration Statement on Form S-8 (File No. 333-197104))

3.3
Amended and Restated Bylaws of NorthStar Asset Management Group Inc. (incorporated by reference to Exhibit 4.2 to NorthStar Asset Management Group Inc.’s Registration Statement on Form S-8 (File No. 333-197104))

10.1*	Asset Management Agreement, dated as of June 30, 2014, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.
10.2*	Separation Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.3*	Contribution Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NRFC Sub-REIT Corp.
10.4*	Loan Origination Services Agreement, dated as of June 30, 2014, between NSAM US LLC and NorthStar Realty Finance Corp.
10.5*	Tax Disaffiliation Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.6*	Employee Matters Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.7*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J- NSI Ltd, NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income Trust Operating Partnership, LP and NorthStar Asset Management Group Inc.

10.8*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J-NSHC Ltd, NorthStar Healthcare Income, Inc., NorthStar Healthcare Income Operating Partnership, LP and NorthStar Asset Management Group Inc.

10.9*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J- NSII Ltd, NorthStar Real Estate Income II, Inc., NorthStar Real Estate Income Operating Partnership II, LP and NorthStar Asset Management Group Inc.

10.10*	Credit Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.11*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and David T. Hamamoto.
10.12*	Executive Employment Agreement and Agreement with Foreign Executive Officer, dated as of June 30, 2014, by and between NorthStar Asset Management Group, Ltd and Daniel R. Gilbert.
10.13*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Albert Tylis.
10.14*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Debra A. Hess.
10.15*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Ronald J. Lieberman.
99.1*	Information Statement of NorthStar Asset Management Group Inc., dated June 26, 2014.
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Asset Management Group Inc. (Registrant)

Date: July 1, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1*	Certificate of Amendment to the Certificate of Incorporation of NorthStar Asset Management Group Inc.
3.2
Amended and Restated Certificate of Incorporation of NorthStar Asset Management Group Inc. (incorporated by reference to Exhibit 4.1 to NorthStar Asset Management Group Inc.’s Registration Statement on Form S-8 (File No. 333-197104))

3.3
Amended and Restated Bylaws of NorthStar Asset Management Group Inc. (incorporated by reference to Exhibit 4.2 to NorthStar Asset Management Group Inc.’s Registration Statement on Form S-8 (File No. 333-197104))

10.1*	Asset Management Agreement, dated as of June 30, 2014, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.
10.2*	Separation Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.3*	Contribution Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NRFC Sub-REIT Corp.
10.4*	Loan Origination Services Agreement, dated as of June 30, 2014, between NSAM US LLC and NorthStar Realty Finance Corp.
10.5*	Tax Disaffiliation Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.6*	Employee Matters Agreement, dated as of June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.7*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J- NSI Ltd, NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income Trust Operating Partnership, LP and NorthStar Asset Management Group Inc.

10.8*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J-NSHC Ltd, NorthStar Healthcare Income, Inc., NorthStar Healthcare Income Operating Partnership, LP and NorthStar Asset Management Group Inc.

10.9*
Advisory Agreement, dated as of June 30, 2014, by and among NSAM J- NSII Ltd, NorthStar Real Estate Income II, Inc., NorthStar Real Estate Income Operating Partnership II, LP and NorthStar Asset Management Group Inc.

10.10*	Credit Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.11*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and David T. Hamamoto.
10.12*	Executive Employment Agreement and Agreement with Foreign Executive Officer, dated as of June 30, 2014, by and between NorthStar Asset Management Group, Ltd and Daniel R. Gilbert.
10.13*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Albert Tylis.
10.14*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Debra A. Hess.
10.15*	Executive Employment Agreement, dated as of June 30, 2014, by and between NorthStar Asset Management Group Inc. and Ronald J. Lieberman.
99.1*	Information Statement of NorthStar Asset Management Group Inc., dated June 26, 2014.
* Filed herewith.